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                                  AMENDMENT

                          Dated as of May 10, 2001

            TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

                                   between

                         CELTICS CAPITAL CORPORATION

                                     and

                       CITIZENS BANK OF MASSACHUSETTS,
                          as Agent for the Lenders


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                          AMENDMENT TO THE AMENDED
                 AND RESTATED PLEDGE AND SECURITY AGREEMENT

      This AMENDMENT TO THE AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this "Amendment") is entered into as of May 10, 2001 by and between CELTICS CAPITAL CORPORATION, a Delaware corporation ("CCC"), and CITIZENS BANK OF MASSACHUSETTS, a Massachusetts Bank, as agent for the lenders parties to the Credit Agreement referred to below (together, with its successors and assigns under the CCC Pledge Agreement (as such term is defined below, the "Agent").

                                  Recitals
                                  --------

      The Boston Celtics Limited Partnership ("BCLP") and Boston Celtics Limited Partnership II ("BCLP II" or the "Existing Borrower"), the Lenders (as defined therein) and the Agent are parties to an Amended and Restated Credit Agreement dated as of October 31, 2000 (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement"). CCC and the Agent are parties to the Amended and Restated Pledge and Security Agreement dated as of March 5, 1999, as amended by the Consent and Agreement dated as of October 31, 2000 (as further amended, supplemented or modified from time to time in accordance with its terms, the "CCC Pledge Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the CCC Pledge Agreement. CCC desires to amend, and the Agent is willing to amend on the terms and conditions set forth herein, certain provisions of the CCC Pledge Agreement.

      NOW, THEREFORE, CCC and the Agent hereby agree as follows:

            SECTION 1.    Amendments to the CCC Pledge Agreement.  (a)
      Section 4.2 of the CCC Pledge Agreement is hereby amended and restated in its entirety to read as follows:

                  "CCC shall not sell, lease or otherwise dispose of any
            item of the Collateral except:

                        (a) to collect the Chase Loan Participations in accordance with their terms and credited to the Chase Collection Account;

                        (b) so long as no Default has occurred, to make withdrawals from the Chase Collection Account to purchase Chase Loan Participations in accordance with the terms of the Chase Participation Agreement; and

                        (c) to (i) make Distributions and intercompany loans to BCLP, provided that any such intercompany loan shall be evidenced by a promissory note and subject to a subordination agreement among CCC, BCLP (and/or any other payor thereof) and the Agent, in each case on terms and conditions reasonably satisfactory to the Secured Party, and (ii) make intercompany loans to the Existing Borrower, provided that any such intercompany loan shall be evidenced by a promissory note and subject to a subordination agreement among CCC, the Existing Borrower (and/or any other payor thereof) and the Agent, on terms and conditions reasonably satisfactory to the Secured Party, and, in the case of each of clauses (i) and (ii) so long as the quotient of (A) the amount of outstanding Lender Obligations, divided by (B) the principal amount of the Chase Loan Participations plus the amount of cash and cash equivalents in or credited to the Chase Collection Account, is less than 0.80, and, in each case (except where the proceeds of such Distribution or intercompany loan shall be used for the payment of taxes then due and owing by a Borrower) no Event of Default shall have occurred and be continuing;

                  provided, in each case, that CCC shall not use the Collateral in violation of any law."

            (b) Section 5.8 of the CCC Pledge Agreement is hereby amended and restated in its entirety to read as follows:

                  "Distributions.  Make any Distribution or make any other
            payment on account of the purchase, acquisition, redemption, or other retirement of any shares of stock, whether now or hereafter outstanding, except that CCC may make (a) Distributions for the purpose of providing funds to either of the Borrowers to make payments due on the Lender Obligations and to pay taxes due with respect to such Distributions, (b) Distributions to BCCLP for the purpose of payment of income taxes by BCCLP and (c) Distributions to BCLP expressly permitted under Section 4.2 above."

            SECTION 2. Representations and Warranties; No Default. CCC hereby represents and warrants to each of the Agent and the Lenders:
      (a) the representations and warranties in the CCC Pledge Agreement are true and correct as if made on and as of the date hereof; (b) before and after giving effect to this Amendment, no Event of Default has occurred and is continuing; (c) the CCC Pledge Agreement is the valid and binding agreement of, and enforceable against, CCC in accordance with its terms as amended by this Amendment, except as the enforceability thereof may be subject to bankruptcy, insolvency, moratorium and other laws affecting the rights and remedies of creditors and secured parties and to the exercise of judicial discretion in accordance with general equitable principles; and (d) before and after giving effect to this Amendment and transactions contemplated by this Amendment, the security interest created in the Collateral is and shall be in full force and effect and constitutes and shall constitute a first priority security interest in such Collateral, securing the payment and performance of the Lenders Obligations in accordance with the terms of the CCC Pledge Agreement.

            SECTION 3. Miscellaneous. CCC hereby agrees to pay on demand the Agent's reasonable expenses in preparing, executing and delivering this Amendment to the CCC Pledge Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin Procter LLP. This Amendment shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

                         [Signature Page to Follow]

      IN WITNESS WHEREOF, each of CCC and the Agent have caused this Amendment to the CCC Pledge Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                       CELTICS CAPITAL CORPORATION

                                       By:  /s/ Richard G. Pond
                                            -------------------------------
                                            Name:  Richard G. Pond
                                            Title:  Executive Vice
                                       President, Chief Operating Officer
                                       and Chief Financial Officer

                                       CITIZENS BANK OF MASSACHUSETTS,
                                       as Agent

                                       By:  /s/ Lori B. Leeth
                                            -------------------------------
                                       Name:  Lori B. Leeth
                                       Title:  Senior Vice President

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LIBC/1113307.5